Investor Presentation

November 12th, 2009
Investor Presentation

November 12th, 2009
www.hampdenbank.com
NASDAQ: HBNK
Thomas R. Burton
President and Chief Executive
Officer
Robert A. Massey
 Chief Financial Officer, Senior
 Vice President and Treasurer

 Certain statements herein constitute “forward-looking statements” within the meaning of the
 Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management, as well as the assumptions made using information currently available to management. Because these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions. As a result, actual results may differ from those contemplated by these statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe”, “expect”, “anticipate”, “estimate”, and “intend” or future or conditional verbs such as “will”, “would”, “should”, “could”, or “may.” Certain factors that could have a material adverse affect on the operations of the Bank include, but are not limited to, increased competitive pressure among financial service companies, national and regional economic conditions, changes in interest rates, changes in consumer spending, borrowing and savings habits, legislative and regulatory changes, adverse changes in the securities markets, inability of key third-party providers to perform their obligations to Hampden Bank, changes in relevant accounting principles and guidelines and our ability to successfully implement our branch expansion strategy. Additionally, other risks and uncertainties are described in the
 Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission
 (the “SEC”) which is available through the SEC’s website at www.sec.gov. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The
 Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.
Forward-Looking Statements

▪ $566 million asset savings institution established in 1852
▪ Strong core deposit base in demographically attractive market
▪ Positioned as an alternative to larger regional and local banks:
 ➢ Emphasis on highly customized service, prompt decision-making, access to local senior management team with broad experience in the banking industry
▪ January 2007: Completed conversion from a mutual bank holding company to a stock company bank holding company
 ➢ Strong capital base
 ➢ 7.5% owned by Board of Directors and senior management¹
 ➢ 7.5% owned by Hampden Bank ESOP¹
 ➢ 5.1% owned by Hampden Bank Charitable Foundation¹
▪ Proactive credit risk management
▪ Strategy for future growth:
 ➢ Grow branch network through strategically placed branches in and around current footprint
 ➢ Capitalize on void created by acquisitions of local independent banks
 ▪ Focus on attracting new customers and experienced, seasoned employees alienated by larger banks
 ➢ Leverage current expense structure
 ➢ Preserve and enhance conservative credit and interest rate risk profile
Bank Overview and Strategy
¹ As of August 21, 2009

HAMPDEN BANCORP, INC.

Hampden, MA					2009
				2009	Market
2007	2009		2009	Deposits	Share
Rank	Rank	Institution	Branches	($000)	(%)
1	1	Bank of America Corp.	23	1,323,020	17.04
2	2	Toronto-Dominion Bank	20	1,148,861	14.80
4	3	United Financial Bancorp	15	793,938	10.23
3	4	Peoples bancorp, MHC	10	741,215	9.55
5	5	Westfield Financial Inc.	11	632,734	8.15
10	8	Hampden Bancorp Inc.	9	382,379	4.92

- Hampden County is projected to have the highest growth in median household income in the state for the next 5 years[2]

Chicopee
West Springfield
Springfield
Agawam
Longmeadow

▪ Ranked 8th out of 21 banks in our Hampden
 County market area with a 4.92% deposit market share1
 ➢ Competitors include both large banks and other
 community banks
 ➢ Median household income growth
 ▪ Hampden County: 7.0%
 ▪ State of MA: 5.4%
 ▪ Nationwide: 4.1%
▪ A diversified mix of industry groups operate within
 Hampden County
 ➢ Manufacturing, health care, higher education,
 wholesale/retail trade and service
 ➢ Major employers: MassMutual Financial Group, Top-
 Flite Golf Company, Dow Jones & Co., Baystate
 Health System, Big Y Supermarkets and several area
 universities and colleges
Positioned to Increase Market Share
Market Overview
¹ Deposit and market share data as of June 30, 2009
² For the 2009-2014 period; Source SNL Securities
Source: SNL Financial, ESRI
▪ 9 branches in Hampden County
 ➢ Average branch size: $43 million

Local, Experienced
Management Team
▪ Thomas R. Burton President and Chief Executive Officer
✓ 15 years with HNBK
✓ President and CEO since 1994
✓ Professional Experience: Managing Partner at KPMG, SEC Reviewing Partner
✓ Education: Western New England College, Bachelor of Science in Business
 Administration

▪ Glenn S. Welch Executive Vice President and Division Executive for Business Banking
✓ 11 years with HNBK
✓ EVP since 2006; Division Executive for Business Banks since 2001
✓ Education: Western New England College, Bachelor of Science in Business Finance;
 University of Massachusetts, Masters in Business Administration

▪ Robert A. Massey Chief Financial Officer, Senior Vice President and Treasurer
✓ 18 years with HNBK
✓ CFO since 2008; SVP and Treasurer Since 1991
✓ Education: Holyoke Community College, Associate of Science Business Administration;
 University of Massachusetts, Bachelors in Business Administration;

▪ William D. Marsh Senior Vice President and Division Executive for Retail Banking and Financial Services
✓ 14 years with HBNK
✓ SVP and Division Executive for Related Banks and Financial Services since 2001
✓ Education: Hofstra University; SUNY Cortland;
 St. Lawrence University, Bachelors in History;
 Rensselaer Polytechnic Institute, Candidate for: Masters in Business Administration

▪ Robert J. Michel Senior Vice President and Division Executive for Retail Banking and Mortgage Lending	✓ 35 years with HBNK ✓ SVP and Division Executive for Related Banks and Mortgage Lending since 1974 ✓ Education: Western New England College, Bachelor of Science in Business Administration

Hampden Bancorp, Inc.

$600
$500
$400
$300
$200
$100
$0
$420
$469
$524
$544
$568
$566
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

$450
$360
$270
$180
$90
$0
$273
$322
$332
$364
$391
$408
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

$400
$300
$200
$100
$0
$311
$323
$327
$331
$381
$389
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

$125
$100
$75
$50
$25
$0
$32
$31
$102
$100
$97
$96
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Financial Highlights
Strong History of Growth
Total Assets ($ millions)
Gross Loans ($ millions)
CAGR¹ = 7.30%
CAGR¹ =9.91%
Deposits ($ millions)
CAGR¹ = 5.41%
Total Equity ($ millions)
CAGR¹ = 29.51%
¹ CAGR as of June 30, 2005 to September 30, 2009
Note: Hampden completed standard conversion in January 2007, raising $75 million in common equity
Source: SNL Financial

Demand Deposits 11.6%
NOW 5.9%
MMDAs + Savings 30.4%
CDs<100,000 22.6%
CDs>100,000 29.5%

Deposit Composition
¹ Core deposits defined as total deposits less CDs greater than $100,000
² CAGR as of June 30, 2005 to September 30, 2009
³ For three months ended September 30, 2009 annualized
Source: SNL Financial
Total Deposits:    $389 million
Core Deposits¹:    $274 million
Cost of Interest-Bearing Deposits³:     2.02%
▪ $389 million of deposits in 9 branches
 located along throughout Hampden
 County
 ➢ Average branch size of $43 million
▪ Large core deposit¹ base
 ➢ $274 million or 70.5% of total deposits
▪ Steady deposit growth
 ➢ 4.25-year CAGR² of 5.41%
▪ No brokered or other wholesale deposits
Strong Core Deposit Base

1-4 Family
30.8%
Home Equity
15.0%
Constr & Dev
5.9%
Consumer
5.8%
C&I
10.7%
CRE
31.8%

Loan Portfolio
▪ Primary lending area includes Hampden,
 and Hampshire, Counties in Massachusetts
 as well as portions of Northern Connecticut
 ➢ 42.5% of loan portfolio is commercial
 ➢ Ongoing opportunity to selectively expand
 commercial lending given retrenchment of
 competitors
▪ Steady loan growth
 ➢ 4.25-year CAGR¹ of 9.91%
Total Gross Loans:   $408 million
YTD Yield on Loans²:     5.86%
¹ CAGR as of June 30, 2005 to September 30, 2009
² For the three months ended September 30, 2009 annualized
Source: SNL Financial
Significant Commercial Orientation

HAMPDEN BANCORP, INC.

HBNK
Peers[1]
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.34%
1.15%
0.85%
0.95%
0.97%
1.13%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

HBNK
Peers[1]
135%
120%
105%
90%
75%
60%
45%
30%
15%
0%
112%
94%
79%
72%
96%
93%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

HBNK
Peers[1]
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.19%
1.23%
1.07%
1.32%
1.01%
1.22%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Net Charge-Offs / Average Loans

HBNK
Peers[1]
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.01%
0.03%
0.32%
0.00%
0.29%
0.00%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Loan Quality
Reserves / Gross Loans
Reserves / Non-Performing Loans
Non-Performing Loans / Total Loans
Source: SNL Financial

HAMPDEN BANCORP, INC.

(Dollar Values in Thousands)

Loan Portfolio	September 30, 2009 Balance	September 30, 2009 As % of Loans	June 30, 2009 Balance	June 30, 2009 As % of Loans	March 30, 2009 Balance	March 30, 2009 As % of Loans	December 31, 2008 Balance	December 31, 2008 As % of Loans
Non-accrual loans								
Residential mortgage:	$2,803	0.69%	$2,473	0.63%	$2,721	0.71%	$2,115	0.54%
Commercial mortgage	$632	0.15%	$856	0.22%	$808	0.21%	$1,216	0.31%
Construction	-	0.00%	-	0.00%	$1,129	0.29%	$1,224	0.32%
Commercial	$848	0.21%	$168	0.04%	$660	0.17%	$1,615	0.42%
Home equity, consumer and other	$644	0.16%	$417	0.11%	$489	0.13%	$419	0.11%
Total non-performing loans	$4,927	1.21%	$3,914	1.00%	$5,799	1.51%	$6,589	1.70%
Other real estate owned	$1,193	0.29%	$1,362	0.35%	$409	0.11%	$0	0.00%
Total non-performing assets	$6,120	1.50%	$5,276	1.35%	$6,208	1.61%	$6,589	1.70%
Gross Loans	$407,908		$391,484		$385,218		$388,467	
Loan loss reserve	$4,587		$3,742		$4,005		$3,912	
Non performing loans/ total loans	1.22%		1.01%		1.51%		1.69%	
Non performing assets/ total assets	1.08%		0.93%		1.07%		1.20%	
Loans loss reserves/ gross loans	1.13%		0.97%		1.04%		1.01%	
Loans loss reserves/ non performing loans	93.1%		95.6%		69.1%		59.4%	
Net charge-offs/ average loans	0.00%		0.29%		0.05%		0.60%

Composition of Non Performing Assets
Proactive Management of Credit Risk

Conservative Management of the Portfolio

Agency MBS
73.9%
GSE
11.7%
FHLB Boston
Stock
4.4%
Mrktble
Equity Secs.
0.8%
Private Label
MBS
9.2%

Investment Portfolio
Total Securities:    $120 million
Yield on Securities¹:    3.74%
▪ All portfolio is held available for sale
▪ Amortized cost of $119.9 million vs.
 fair value of $122.0 million at
 September 30, 2009
¹ For the three months ended September 30, 2009 annualized
Source: SNL Financial

HBNK
Peers¹
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
7.63%
6.67%
19.49%
18.47%
17.03%
17.00%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

HBNK
Peers¹
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
6.96%
6.96%
21.22%
18.54%
17.13%
16.80%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Tier 1 Risk-Based Capital Ratio

HBNK
Peers¹
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.40%
10.18%
29.70%
26.70%
23.70%
23.20%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Total Risk-Based Capital Ratio

HBNK
Peers¹
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.60%
11.30%
30.50%
27.60%
24.70%
24.30%
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Capital
Strong Capital Ratios
Tangible Common Equity / Tangible Assets
Leverage Ratio
¹ Peers include: EBTC WFD LEGC PNBK SIFI HIFS LSBX CEBK NVSL FLFL CBNK NEBS SAL PSBH UBNK
Note: Hampden completed standard conversion in January 2007, raising $75 million in common equity
Source: SNL Financial

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
HBNK
Peers[1]
2.91%
2.66%
2.58%
2.95%
3.06%
3.20%[2]
6/30/2005
6/30/2006
6/30/2007
6/30/2008
6/30/2009
9/30/2009

Profitability
Opportunity to increase NIM through continued
commercialization of loan portfolio and growth of core deposits
Net Interest Margin (%)
¹ Peers include: EBTC WFD LEGC PNBK SIFI HIFS LSBX CEBK NVSL FLFL CBNK NEBS SAL PSBH UBNK
² For the three months ended September 30, 2009 annualized
Source: SNL Financial

HAMPDEN BANCORP, INC.

110%
100%
90%
80%
70%
60%
50%
HBNK
Peers[1]
1-07
5-07
8-07
12-07
4-08
8-08
11-08
3-09
7-09
10-09

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
HBNK
Peers[1]
79.3%
76.3%
83.3%
6/30/2008
6/30/2009
9/30/2009

Valuation
Price Appreciation Since Conversion
Price / Tangible Book Value
¹ Peers include: EBTC WFD LEGC PNBK SIFI HIFS LSBX CEBK NVSL FLFL CBNK NEBS SAL PSBH UBNK
Stock price data at November 9, 2009; HBNK Price of $10.90
Source: SNL Financial
(14.98%)
(36.81%)
Attractive Valuation and Less Volatility Relative to Peers

Investment Summary
▪ Strong core deposit base in demographically attractive market, with growth opportunity
▪ Deep capital base
▪  Proactive risk management
▪ Experienced management team
▪ Current attractive valuation relative to peers